UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 23, 2011

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Blvd.

Brea, California 92821

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 23, 2011, Beckman Coulter, Inc. (the “Company”) sent a notice to participants in the Beckman Coulter, Inc. Savings Plan (the “Plan”) required by Section 101(i)(1) of the Employment Retirement Income Security Act of 1974, as amended, informing them of a blackout period (the “Blackout Period”) under the Plan. The Blackout Period is being implemented in connection with the pending tender offer (the “Offer”) commenced on February 15, 2011 by Djanet Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Danaher Corporation, a Delaware corporation, to purchase all of the outstanding shares of common stock, par value $0.10 per share, of the Company. During the Blackout Period, transactions involving the Beckman Coulter Stock Fund (the “Stock Fund”) will not be permitted. The Blackout Period is necessary to enable T. Rowe Price Trust Company, as directed trustee of the Plan, to process participants’ instructions with respect to the Stock Fund under the Plan in connection with the Offer.

The Blackout Period is currently expected to begin on Tuesday, March 15, 2011 and is expected to end on the later of Thursday, March 24, 2011 or, if the Offer is extended (or further extended following previous extension(s)), approximately one business day after the new expiration date(s) of the Offer. In the event the Offer is extended, the Blackout Period will, if feasible, be temporarily lifted until six business days prior to the new expiration date of the Offer, as extended, at which time the Blackout Period will resume.

On February 23, 2011, the Company was deemed to have received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended. In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR promulgated under the Securities Exchange Act of 1934, as amended (“Regulation BTR”), the Company sent another notice to its directors and executive officers on March 1, 2011 informing them of the Blackout Period and certain trading restrictions in the Company’s securities that will be imposed on directors and executive officers during the Blackout Period.

A copy of the notice to the Company’s directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

99.1	Notice of Imposition of Blackout Period Pursuant to Section 306(a) of Sarbanes-Oxley Act of 2002 dated March 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2011	BECKMAN COULTER, INC.

	By:	/s/ Daniel B. Kim
Name: Daniel B. Kim
Title: Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Imposition of Blackout Period Pursuant to Section 306(a) of Sarbanes-Oxley Act of 2002 dated March 1, 2011.